UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 21, 2009
(Date of Earliest Event Reported)

FUND.COM INC.
 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-121764 (Commission File Number)	30-0284778 (I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor
New York, New York, 10005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 618-1633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As reported in its Form 8-K filed with the SEC on November 6, 2008, on October 31, 2008, Fund.com Inc. (the “Company”) entered into a purchase and contribution agreement (the “Purchase Agreement”), with AdvisorShares Investments, LLC (“AdvisorShares”) and Noah Hamman, the Managing Member and principal officer of AdvisorShares. Pursuant to the Purchase and Contribution Agreement, the Company purchased 6,000,000 Units of AdvisorShares, (representing 60% of the outstanding membership interests of AdvisorShares) for a purchase price of $4,000,000, with an initial contribution of $275,000 and up to an additional $3,725,000 being contributed to AdvisorShares upon the achievement of certain milestones relating to AdvisorShares’ receiving from the Securities and Exchange Commission (the “SEC”) of its notice (the “SEC Exemptive Order”) regarding the approval of AdvisorShares’ application for exemptive relief and total assets under management.  In connection with its acquisition of 60% of the equity interests in AdvisorShares, the Company entered into an Amended and Restated Limited Liability Company Agreement of AdvisorShares, dated as of October 31, 2008 (the “LLC Agreement”), and was admitted as a member of AdvisorShares.

To finance its acquisition of 60% of the equity of AdvisorShares, the Company issued, and IP Global Investors Ltd. purchased, a promissory note in the aggregate principal amount of $325,000 (the “IP Global Note”).  The principal and unpaid interest on the Note is payable upon demand at any time following 30 business days notice, and carries a 9% interest rate.

AdvisorShares is a developer of proprietary exchange traded funds, also known as ETFs, with a focus on “actively managed” ETFs.  AdvisorShares will seek to partner with registered investment advisors, or RIAs, to create individual actively managed ETFs that are customized for specific investments such as bonds, equities, currencies and commodities, and allow the RIA to actively rebalance the portfolio within each ETF.   According to Tiburon Strategic Advisors, there are currently 10,466 RIAs in the United States that manage $37.5 trillion in professionally managed assets.

On January 31, 2008, AdvisorShares and AdvisorShares Trust, a Delaware open-end investment management company (the “Trust”) that was recently formed by AdvisorShares for the purpose of publicly offering a series of exchange traded funds (the “Funds”), filed an application with the SEC under the Investment Company Act of 1940 (the “Investment Company Act”).  The application was amended on October 17, 2008.  The application requested an order from the SEC (the “Exemptive Order”), exempting AdvisorShares and the Trust from the provisions of the Investment Company Act and permitting AdvisorShares and the Trust to:

(a) issue a series of open-ended management investment companies to issue shares (“Shares”) redeemable in large aggregations only (“Creation Units”),

(b)  engage in secondary market transactions in Shares at negotiated market prices; and

(c) allow certain affiliated persons of the Funds to deposit securities into, and receive securities from, the Funds in connection with the purchase and redemption of the Creation Units .

On December 23, 2008, the SEC issued a notice advising that it would issue a final order granting the requested relief unless it orders a hearing on the application based on requests for a hearing given by third parties by not later than January 15, 2009.  A third party timely filed a hearing request involving an intellectual property dispute which AdvisorShares believes is unrelated to the merits of the application.  On July 20, 2009, the SEC agreed with AdvisorShares’ position and issued the final Exemptive Order approving the application.  AdvisorShares received a copy of the final Exemptive Order on July 21, 2009.

As a result of its receipt of the final Exemptive Order, we believe that AdvisorShares and the Trust may now form Funds to issue exchange traded products that invest primarily in commodities or currency, but otherwise operate in a manner similar to exchange traded products registered under the Investment Company Act. In addition, the Funds may also invest in equity securities or fixed income securities traded in a U.S. or non-U.S. markets, as well as futures contracts, options on such futures contracts, swaps, forward contracts or other derivatives, and shares of money market mutual funds or other investment companies, all in accordance with their investment objectives. The Funds may also invest in equity securities or fixed income securities traded in international markets or in a combination of equity, fixed income and U.S. money market securities and/or non-U.S. money market securities.

On March 12, 2009, AdvisorShares and the Trust filed a registration statement with the Securities and Exchange Commission to register under the Securities and Exchange Act of 1933 and the Investment Company Act of 1940, the initial ETF to be offered by the Trust to be known as the (DENT) Dent Tactical ETF (the “Initial Fund”). AdvisorShares will act as the investment advisor to the Fund and the day-to-day portfolio management of the Fund will be provided by HS Dent Investment Management LLC, a registered sub-advisor to the Fund.  HS Dent Investment Management LLC was previously affiliated with the DNT Mutual Fund, a fund registered under the Investment Company Act of 1940, as amended, with reported assets of approximately $1.0 billion.

On July 21, 2009, AdvisorShares notified the Company that it had received the final Exemptive Order and therefore had achieved one of the milestones set forth in the Purchase Agreement.  Such notice also advised the Company that pursuant to Section 1.2(d) of the Purchase Agreement, within 30 days following the date of such notice, the Company is obligated to pay AdvisorShares the sum of $1,000,000.

The Company does not currently have the capital or resources to make the $1,000,000 payment to AdvisorShares.  A failure to timely pay the $1,000,000 could result in the Company forfeiting up to approximately 93% of its equity interest in AdvisorShares and a removal of the Company’s appointed Class A Director.  However, the Company is currently negotiating with IP Global and Equities Media Acquisition Corp. Inc., a principal stockholder of the Company for a line of credit facility that will provide the Company with additional working capital and the funds necessary to meet its obligations to AdvisorShares under the Purchase Agreement.  Although it believes that such credit facility will be entered into in the near future, there is no assurance that this will be the case, or that, if obtained, such credit facility will be on terms that are beneficial to the Company or its shareholders.

Exhibits
EXHIBIT INDEX

99.1
Order under Section 6(c) of the Investment Company Act of 1940 Granting Exemptions from Sections 2(a)(32), 5(a)(1) and 22(d) of the Act and Rule 22c-1 under the Act and Under Sections 6(c) and 17(b) of the Act Granting Exemptions from Sections 17(a)(1) and (2) of the Act and Denying a Request for Hearing.

99.2	Notice dated July 21, 2009 from AdvisorShares Investments LLC to the Company re: Achievement of Milestone A – SEC Exemptive Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM, INC.
 (Registrant)

By:    /s/       Gregory Webster
      Name:  Gregory Webster
      Title:    Chief Executive Officer

Date:  July 27, 2009